oMUN P-2

                        SUPPLEMENT DATED JUNE 25, 1999
                             TO THE PROSPECTUS OF

                     FRANKLIN MUNICIPAL SECURITIES TRUST
    (FRANKLIN ARKANSAS MUNICIPAL BOND FUND, FRANKLIN CALIFORNIA HIGH YIELD
                               MUNICIPAL FUND,
 FRANKLIN HAWAII MUNICIPAL BOND FUND, FRANKLIN TENNESSEE MUNICIPAL BOND FUND
                 AND FRANKLIN WASHINGTON MUNICIPAL BOND FUND)
                            DATED OCTOBER 1, 1998

On June 23, 1999, shareholders of the Franklin Arkansas Municipal Bond Fund, Franklin Hawaii Municipal Bond Fund and Franklin Washington Municipal Bond Fund approved proposals to merge their respective fund into the Franklin Federal Tax-Free Income Fund. The merger of the Franklin Hawaii Municipal Bond Fund was completed on June 24, 1999. The mergers of the other funds are expected to be completed August 26, 1999. Please see below for additional details.

Franklin Hawaii Municipal Bond Fund

On June 24, 1999, Franklin Federal Tax-Free Income Fund acquired the assets of Franklin Hawaii Municipal Bond Fund. In exchange, Franklin Hawaii Municipal Bond Fund received shares of Franklin Federal Tax-Free Income Fund, which it distributed to its shareholders. All references to the Franklin Hawaii Municipal Bond Fund in the prospectus are deleted.

Franklin Arkansas Municipal Bond Fund and Franklin Washington Municipal Bond
Fund

As of the close of business on June 23, 1999, Franklin Arkansas Municipal Bond Fund and Franklin Washington Municipal Bond Fund are closed to all purchases, although you may continue to buy additional shares through reinvestment of dividend or capital gain distributions or through established automatic investment plans.

Although you may redeem your shares, please keep in mind that if you sell all the shares in your account, your account will be closed and you will not be allowed to buy additional shares of Franklin Arkansas Municipal Bond Fund or Franklin Washington Municipal Bond Fund or to reopen your account in the fund. If you sell your shares in the Franklin Arkansas Municipal Bond Fund or Franklin Washington Municipal Bond Fund, you may reinvest some or all of the proceeds in most of the other Franklin Templeton Funds within 365 days without an initial sales charge. The proceeds must be reinvested within the same share class.

It is anticipated that on August 26, 1999, Franklin Federal Tax-Free Income Fund will acquire the assets of Franklin Arkansas Municipal Bond Fund and Franklin Washington Municipal Bond Fund. In exchange, Franklin Arkansas Municipal Bond Fund and Franklin Washington Municipal Bond Fund will receive shares of Franklin Federal Tax-Free Income Fund, which they will distribute to their shareholders. As of August 27, 1999, all references to the Franklin Arkansas Municipal Bond Fund and Franklin Washington Municipal Bond Fund in the prospectus are deleted.

              Please keep this supplement for future reference.